EXHIBIT 10.3

AMENDMENT No. 25 TO PURCHASE AGREEMENT GPJ-003/96

This Amendment No. 25 ("Amendment 25") dated as of July 09, 2002 is between EMBRAER - Empresa Brasileira de Aeronáutica S.A. ("EMBRAER") and ExpressJet Airlines, Inc., formerly known as Continental Express, Inc. ("BUYER"), collectively hereinafter referred to as the "PARTIES", and relates to Purchase Agreement No. GPJ-003/96 between EMBRAER and BUYER, as amended from time to time, together with its Attachments, (collectively referred to as the "BASE Agreement") and Letter Agreements GPJ-004/96 dated August 5, 1996 and PCJ-004A/96 dated August 31, 1996 between EMBRAER and BUYER as amended from time to time (together with the BASE Agreement, collectively referred to herein as the "Purchase Agreement") for the purchase of up to two hundred and forty five (245) new EMB-145 aircraft.

This Amendment 25 sets forth the further agreement between EMBRAER and BUYER relative to, among other things, certain changes requested by BUYER in the Aircraft configuration described in Attachment "A" of the Purchase Agreement and the incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], pursuant to Article 11 of the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 25 and the Purchase Agreement, this Amendment 25 shall control.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, EMBRAER and BUYER hereby agree as follows:

  Installation of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured EMB 145 LR AIRCRAFT from the one hundred and thirtieth (130th) through the one hundred and forty first (141st), and each of the newly manufactured EMB 145 XR AIRCRAFT shall include the installation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Installation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured EMB 145 LR AIRCRAFT from the one hundred and twenty seventh (127th) through the one hundred and forty first (141st), and each of the newly manufactured EMB 145 XR AIRCRAFT shall include the installation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  Incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured EMB 145 XR AIRCRAFT shall include the following changes on the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured EMB 145 LR AIRCRAFT from the one hundred and twenty fifth (125th) through the one hundred and forty first (141st), and each of the newly manufactured EMB 145 XR AIRCRAFT shall include the installation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured EMB 145 LR AIRCRAFT from the one hundred and thirty fifth (135th) through the one hundred and forty first (141st), and each of the newly manufactured EMB 145 XR AIRCRAFT shall include the installation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Aircraft Basic Price

As a result of these changes in the AIRCRAFT configuration and in the AIRCRAFT BASIC PRICES specified in this Amendment 25, the AIRCRAFT BASIC PRICE will be:

AIRCRAFT	BASIC PRICE (JAN/1996)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

All other terms and conditions of the EMB-145 Purchase Agreement, which are not specifically amended by this Amendment 25, shall remain in full force and effect without any change.

[Intentionally left blank]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment 25 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira EXPRESSJET AIRLINES, INC.

de Aeronáutica S.A.

By : /S/ Carlos Rocha Villela By : /S/ James Ream

Name : Carlos Rocha Villela Name : James Ream

Title : Executive Vice-President Title : President-ExpressJet

and General Counsel

By : /S/ Satoshi Yokota

Name : Satoshi Yokota

Title : Executive Vice-President

Industrial

Date : 10 July, 2002 Date :

Place : Sao Jose Dos Campos, SP Place :

Witness: /S/ Erika L. Natali Witness:

Name : Erika Lulai Natali Name :